Debt Products	12 Months Ended
Dec. 31, 2021
Debt Products [Abstract]
DEBT PRODUCTS

NOTE 3 – DEBT PRODUCTS

	2021	2020
Debt products issued by bank, at fair value	$-	$3,058,041

Debt products include financial products issued and managed by banks in the PRC. The fair value of these debt products classified as Level 2 are established by reference to the prices quoted by the bank.

As at December 31, 2020, the debt products have no maturity date, and bear variable interest rate, currently at 2.35% per annum. No fair value change has been recognized for the year ended December 31, 2020. The debt products have been subsequently redeemed on February 2, 2021.

During the year ended December 31, 2021, the Company further acquired debt products of $2,789,855, which had no maturity date, and bear variable interest rate with a range from 2.45% to 3.02% per annum. All these newly acquired debt products had been redeemed on July 15, 2021 with a gain of $2,059.